Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,822,500.00
Previously Paid Amount	0.00
Total Fee Amount	2,046.99
Total Offset Amount	0.00
Net Fee	$ 2,046.99